UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2009

Online Vacation Center Holdings Corp.
(Exact name of registrant as specified in its charter)

Florida	0-32137	65-0701352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 N.W. 66th Avenue, Plantation, Florida 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 377-6400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 25, 2009, Online Vacation Center Holdings Corp. (the “Company”) entered into an agreement with Pacific Tour Services (“PTS”) to purchase 784,310 shares of the Company’s common stock at a purchase price of $0.50 per share. The purchase price was paid from the Company's working capital. William Cataldo, a shareholder who beneficially owns more than 5% of the Company, has voting and dispositive power over investments held by PTS. This repurchase transaction is not part of the Company’s previously announced repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2009                                    ONLINE VACATION CENTER HOLDINGS CORP.

                                                                                      BY: /s/ EDWARD B. RUDNER
                                                                                             Edward B. Rudner
                                                                                             Chief Executive Officer

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